JANUARY 31, 1996

             DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.

                         INTERNATIONAL EQUITY FUND
                             GLOBAL BOND FUND
                            GLOBAL ASSETS FUND
                          A CLASS/B CLASS/C CLASS


                 Supplement To Prospectus Dated January 31, 1996

The following supplements the information that appears in the section of the Prospectus "Buying Shares":

     For the limited period from December 1, 1995 through April 30, 1996, investors who held shares in any class of any Delaware Group fund as of December 1, 1995 may purchase Class A Shares of International Equity Fund, Global Bond Fund or Global Assets Fund at net asset value through the Delaware Group Asset Planner service if such shares are being purchased with proceeds from the redemption of shares of a fund (other than a money market fund) outside of the Delaware Group of Funds. The Investment Application and check for such a transaction should note that the investment is being made under the "NAV/Asset Planner Accommodation Program."

Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in International Equity, Global Bond and Global Assets Funds' Prospectus. Exchanges from existing, non-retirement Delaware Group accounts into the Asset Planner service may require two business days to be processed in order to minimize the potential taxable events related to the transfer.